UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 22, 2022 (March 16, 2022)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

MCA New Braunfels Operating Company LLC (“MCA”), a subsidiary of Clearday, Inc. (“Clearday” or the “Company”), entered into two separate financing agreements providing aggregate net proceeds of approximately $326,341 after payment of fees to the financing parties, approximately $61,584 of which was used to refinance indebtedness to the same financing parties.

The financings were used in part to fund Clearday’s businesses, including its innovative care business.

One financing agreement is the Futures Receipts Sale and Purchase Agreement which funded on March 16, 2022 (“Factoring Agreement 1”), by and between MCA and Cloudfund LLC d/b/a Samson Group (“Financier 1”). Under Factoring Agreement 1, MCA sold to Financier 1 a specified percentage of its future receipts (as defined by Factoring Agreement 1, which include the future resident revenues in the New Braunfels residential care facility owned by MCA) equal to $345,000.00 for $250,000.00, less origination and other fees of approximately $7,500. MCA used approximately $33,100 of the net proceeds to repay the obligations to Financing 1 outstanding under a similar agreement dated September 28, 2021. The current financing agreement provided (1) a 72.5% advance rate, which is better to MCA than the 70.1% advance rate under the prior agreement and (2) a lower remittance rate that provides for repayment over 35 weeks, compared to repayment over 30 weeks under the prior agreement. Financier 1 has specified customary collection procedures for the collection and remittance of the weekly payable amount including direct payments from a specified authorized bank account. Factoring Agreement 1 expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale and includes customary provisions granting a security interest under the Uniform Commercial Code in accounts and the proceeds. Factoring Agreement 1 also provides customary provisions including representations, warranties and covenants, indemnification, arbitration and the exercise of remedies upon a breach or default.

The obligations of MCA under Factoring Agreement 1 are irrevocably, absolutely, and unconditionally guaranteed by certain affiliates of MCA (Memory Care At Good Shepherd LLC, MCA Westover Hills Operating LLC, MCA Simpsonville Operating Company LLC, Memory Care America LLC and Clearday Operations, Inc., formerly known as Allied Integral United Inc.) and personally by James Walesa, the Company’s Chairman and Chief Executive Officer. The Personal Guaranty of Performance by Mr. Walesa to Financier 1 provides customary provisions, including representations, warranties and covenants.

The foregoing descriptions of Factoring Agreement 1 and the related Personal Guaranty of Performance by Mr. Walesa are not complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The other financing agreement is the Revenue Purchase Agreement and Security Agreement and Guaranty of Performance which funded on March 16, 2022 (“Factoring Agreement 2”), by and between MCA and Samson MCA LLC (“Financier 2”). Under Factoring Agreement 2, MCA sold to Financier 2 a specified percentage of its future receipts (as defined by Factoring Agreement 2, which include the payments to MCA as a result of its sale of goods and/or services such as its future resident revenues in the New Braunfels residential care facility owned by MCA) equal to $207,000 for $150,000, less origination and other fees of approximately $4,575. MCA used approximately $28,450 of the net proceeds to repay the obligations to Financing 1 outstanding under a similar agreement dated September 28, 2021.

The current financing agreement provided (1) a 72.4% advance rate, which is better to MCA than the 70.4% advance rate under the prior agreement and (2) a lower remittance rate that provides for repayment over 35 weeks, compared to repayment over approximately 30 weeks under the prior agreement. Financier 2 has specified customary collection procedures for the collection and remittance of the weekly payable amount including direct payments from a specified authorized bank account. Factoring Agreement 2 expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale and includes customary provisions granting a security interest under the Uniform Commercial Code in accounts and the proceeds. Factoring Agreement 2 also provides customary provisions including representations, warranties and covenants.

The obligations of MCA under Factoring Agreement 2 are irrevocably, absolutely, and unconditionally personally guaranteed by James Walesa, the Company’s Chairman and Chief Executive Officer. The Personal Guaranty of Performance by Mr. Walesa to Financier 2 provides customary provisions, including representations, warranties and covenants, indemnification, arbitration and the exercise of remedies upon a breach or default and a specified fee equal to 30% of the then outstanding unpaid balance.

The foregoing descriptions of Factoring Agreement 2 and the related Personal Guaranty of Performance by Mr. Walesa are not complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

10.1	Futures Receipts Sale and Purchase Agreement dated as of March 16, 2022 between MCA and Cloudfund LLC d/b/a Samson Group and Personal Guaranty of Performance dated as of March 16, 2022 between James Walesa and Cloudfund LLC d/b/a Samson Group
10.2	Revenue Purchase Agreement and Security Agreement and Guaranty of Performance dated as of March 16, 2022 between MCA and Samson MCA LLC and the Security Agreement and Guaranty of Performance dated March 16, 2022 by James Walesa
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer
Dated March 22, 2022